UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023

Commission File Number of Issuing Entity: 000-20787-07

Central Index Key Number of Issuing Entity: 0001003509

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Depositor/Registrant:

333-113579-02

Central Index Key Number of Depositor/Registrant:

0001283434

AMERICAN EXPRESS

RECEIVABLES FINANCING

CORPORATION III LLC

(Exact Name of Depositor/Registrant

as Specified in its Charter)

Delaware	20-0942395
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

115 W Towne Ridge Pkwy, Room 454

Sandy, Utah 84070

(385) 308-6059

(Address, Including Zip Code, and Telephone Number, Including Area Code, of the Registrant’s Principal Executive Office)

N/A

(Former Name or Former Address,

if Changed Since Last Report)

Central Index Key Number of Sponsor:

0000949348

AMERICAN EXPRESS NATIONAL BANK

(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.	Other Events.

On September 12, 2023, American Express Receivables Financing Corporation III LLC (the “Transferor”), American Express National Bank (“AENB”), and American Express Travel Related Services Company, Inc. (“TRS”) entered into an Underwriting Agreement (the “Series 2023-3 Underwriting Agreement”) with Citigroup Global Markets Inc., BofA Securities, Inc., TD Securities (USA) LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters (collectively, the “Representatives”), with respect to the issuance and sale of Class A 5.23% Asset Backed Certificates, Series 2023-3 (the “Series 2023-3 Class A Certificates”), expected to be issued by the American Express Credit Account Master Trust (the “Trust”) on or about September 19, 2023 (the “Closing Date”). The Series 2023-3 Underwriting Agreement is attached hereto as Exhibit 1.1.

On September 12, 2023, the Transferor, AENB, and TRS entered into an Underwriting Agreement (the “Series 2023-4 Underwriting Agreement”) with the Representatives with respect to the issuance and sale of Class A 5.15% Asset Backed Certificates, Series 2023-4 (the “Series 2023-4 Class A Certificates” and, together with the Series 2023-3 Class A Certificates, the “Class A Certificates”), expected to be issued by the Trust on the Closing Date. The Series 2023-4 Underwriting Agreement is attached hereto as Exhibit 1.2.

The Trust is also expected to issue Class B 5.52% Asset Backed Certificates, Series 2023-3 (the “Series 2023-3 Class B Certificates”) and Class B 5.46% Asset Backed Certificates, Series 2023-4 (the “Series 2023-4 Class B Certificates” and, together with the Series 2023-3 Class B Certificates and the Class A Certificates, the “Certificates”) on the Closing Date, which will be purchased directly by the Transferor or an affiliate of the Transferor.

On the Closing Date, the Trust will supplement its Fourth Amended and Restated Pooling and Servicing Agreement, dated as of April 1, 2018, as amended from time to time (the “Pooling and Servicing Agreement”), with its Series 2023-3 Supplement, to be dated as of the Closing Date (the “Series 2023-3 Supplement”), and its Series 2023-4 Supplement, to be dated as of the Closing Date (the “Series 2023-4 Supplement”). Unexecuted copies of the Series 2023-3 Supplement and the Series 2023-4 Supplement are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively.

In connection with the offering of the Class A Certificates, the chief executive officer of the Transferor has made the certifications required by Paragraph I.B.1(a) of Form SF-3, attached hereto as Exhibit 36.1 (with respect to Series

2023-3) and Exhibit 36.2 (with respect to Series 2023-4). The certifications are being filed as exhibits to this Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Copies of the opinions of Orrick, Herrington & Sutcliffe LLP with respect to legality of the Certificates and certain federal tax matters, together with related consents of Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are attached hereto as Exhibits 5.1, 8.1, 23.1 and 23.2 (with respect to Series 2023-3) and Exhibits 5.2, 8.2, 23.3 and 23.4 (with respect to Series 2023-4).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
1.1	The Series 2023-3 Underwriting Agreement, dated September 12, 2023, among the Transferor, AENB, TRS and the Representatives.

1.2	The Series 2023-4 Underwriting Agreement, dated September 12, 2023, among the Transferor, AENB, TRS and the Representatives.

4.1

Unexecuted copy of Series 2023-3 Supplement to be dated as of September 19, 2023, supplementing the Fourth Amended and Restated Pooling and Servicing Agreement, dated as of April 1, 2018, as amended from time to time (attached as Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2018).

4.2

Unexecuted copy of Series 2023-4 Supplement to be dated as of September 19, 2023, supplementing the Fourth Amended and Restated Pooling and Servicing Agreement, dated as of April 1, 2018, as amended from time to time (attached as Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2018).

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality (with respect to Series 2023-3).

5.2	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality (with respect to Series 2023-4).

8.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters (with respect to Series 2023-3).

8.2	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters (with respect to Series 2023-4).

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

23.2	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

23.3	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.2).

23.4	Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.2).

36.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities (with respect to Series 2023-3).

36.2	Depositor Certification for Shelf Offerings of Asset-Backed Securities (with respect to Series 2023-4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation III LLC, as Depositor of the Trust

By: /s/ Chen Wang
Name:	Chen Wang
Title:	President

Date: September 13, 2023